UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2006 (April 7, 2006)

                                   REFCO INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     001-32604                 20-2537426
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           One World Financial Center
           200 Liberty Street, Tower A
           New York, New York                                 10281
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           (Address of Principal Executive Offices)      (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (212) 693-7000
                                                            ----------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 7, 2006, Gerald M. Sherer, former Executive Vice President and Chief Financial Officer of the registrant, was terminated as an employee of the registrant and its subsidiaries.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           REFCO INC.

Date:  April 10, 2006
                                           By: /s/ Jerry Lombardo
                                               ---------------------------------
                                               Jerry Lombardo
                                               Vice President